LAZARD RETIREMENT SERIES, INC.
Lazard Retirement Global Dynamic Multi Asset Portfolio
Supplement to Summary Prospectus and Prospectus dated April 29, 2016

The following replaces the table in "Fees and Expenses" in the Summary Prospectus and "Summary Section—Lazard Retirement Global Dynamic Multi Asset Portfolio—Fees and Expenses" in the Prospectus:
	Service Shares	Investor Shares
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	.80%	.80%
Distribution and Service (12b-1) Fees	.25%	None
Other Expenses	.21%	.21%*
Total Annual Portfolio Operating Expenses	1.26%	1.01%
Fee Waiver and Expense Reimbursement**	.21%	.11%
Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement**	1.05%	.90%
*	"Other Expenses" are based on estimated amounts for the current fiscal year, using "Other Expenses" for Service Shares from the last fiscal year.

**
Reflects a contractual agreement by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio until May 1, 2017, to the extent Total Annual Portfolio Operating Expenses exceed 1.05% and .90% of the average daily net assets of the Portfolio's Service Shares and Investor Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of "Acquired Funds" and extraordinary expenses. This agreement can only be amended by agreement of the Fund, upon approval by the Board, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Investment Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

The following replaces "Example" in the Summary Prospectus and "Summary Section—Lazard Retirement Global Dynamic Multi Asset Portfolio—Example" in the Prospectus:
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement in year one only. The Example does not reflect fees and expenses imposed by the Participating Insurance Companies under the Policies; if they were reflected, the figures in the Example would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$107	$379	$671	$1,504
Investor Shares	$92	$311	$547	$1,226

Dated:  June 29, 2016